SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2005

The New York Times Company

(Exact name of Registrant as Specified in Its Charter)

New York	1-5837	13-1102020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 West 43d Street, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

On January 25, 2005, The New York Times Company issued a press release announcing the Company’s earnings for the quarter ended December 26, 2004.  On January 25, 2005, the Company also issued a press release announcing the Company’s revenues for December 2004.  Copies of these press releases are furnished as exhibits to this Form 8-K.

ITEM 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1                          The New York Times Company Earnings Press Release dated January 25, 2005

Exhibit 99.2                          The New York Times Company December Revenues Press Release dated January 25, 2005

Exhibit Index

Exhibit 99.1                          The New York Times Company Earnings Press Release dated January 25, 2005

Exhibit 99.2                          The New York Times Company December Revenues Press Release dated January 25, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: January 25, 2005	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary and Senior Counsel